Exhibit 10.15



01166550


                              SETTLEMENT AGREEMENT

     Agreement dated September 15, 1995 among Grand Slam Acquisition Corp., a Delaware corporation ("GSAC"), Pinnacle Brands, Inc. (formerly Score Group, Inc.), a Delaware corporation ("PBI"), MLM Acquisition Corp., a Delaware corporation ("MLM Acquisition" and, collectively with GSAC and PBI, the "GSAC Parties"), Daniel C. Shedrick ("Shedrick"), Harris A. Cahn ("Cahn"), Barry A. Halper ("Halper"), Bruno Tomasi ("Tomasi") and Franco Harris ("Harris" and, collectively with Shedrick, Cahn, Halper and Tomasi, the "MLM Stockholders") and Larry Lambrecht ("Lambrecht" and, collectively with the MLM Stockholders, the "MLM Parties").

                                   Background

     The GSAC Parties and the MLM Stockholders are party to a Business Combination Agreement and Plan of Reorganization dated as of June 10, 1993 (as amended by the BCA Amendment referred to below, the "Amended BCA") and an Amendment to Business Combination Agreement and Plan of Reorganization dated July 30, 1993 (the "BCA Amendment") pursuant to which, inter alia, Major League Marketing, Inc., a Delaware corporation ("MLM") was merged with and into MLM Acquisition and the MLM Stockholders received the shares of capital stock of GSAC referred to in Section 3.5(b) of the BCA and Section 9 of the BCA Amendment (the "Shares"). Capitalized terms used in this agreement without definition shall have the meaning given to them in the BCA.

     The GSAC Parties and the MLM Stockholders (collectively, the "Parties") dispute responsibility for a liability owed by MLM to PBI immediately prior to the consummation of the Merger in the amount of approximately $30,000,000 (the "Liability") and the effect of the BCA on responsibility for the Liability. The Parties recognize that the BCA does not reflect their mutual intent with respect to the Liability and that there was no agreement among the Parties with respect thereto. The GSAC Parties believed that the Liability had not been assumed in the Merger, while the MLM Parties believed that MLM Acquisition had assumed the liability in the Merger as part of the consideration for MLM's assets.

     The Parties believe that the dispute warrants reformation of the BCA since the responsibility for the Liability was a basic assumption on which the BCA was made, and the dispute as to the responsibility for the Liability had a material effect on the agreed exchange of performances. Since the Parties cannot undue the Merger, the Parties wish to provide for a settlement of the dispute that would retroactively reform their agreement pursuant to the BCA into an agreement each of the Parties would have originally entered into had they fully understood the dispute as to the responsibility for the Liability. The Parties agree that they would have entered into an agreement whereby the GSAC Parties assumed the Liability, rather than issuing the Shares to the MLM Stockholders, in exchange for the acquisition of MLM and its assets through the Merger. The Parties therefore wish to provide for a settlement under which the Shares would be canceled and the GSAC Parties would assume the Liability.

     The GSAC Parties and the MLM Parties, intending to be legally bound hereby, agree as follows:

     1.  Amendment of BCA.

     1.1 MLM Assumed Liabilities.  The definition of "MLM Assumed Liability" in
Section 1 of the BCA is hereby amended to change clause (a) of such definition by deleting "(excluding any payables to SGI)", so that such definition reads in its entirety as follows:

          "MLM Assumed Liabilities" -- (a) accounts payable, accrued expenses, liabilities and other obligations (other than Taxes, and other than accounts payable, accrued expenses, liabilities and obligations to shareholders and their affiliates) arising out of the MLM Sports Trading Card Business; (b) the principal of, and accrued interest since the last scheduled interest payment date prior to the Closing on, the following notes, in an aggregate amount (for principal and interest) not exceeding $1,069,000: (I) the note payable by MLM to Harris dated March 20, 1991, (ii) the note payable by MLM to Halper dated March 21, 1991 and (iii) the notes payable by MLM to Tomasi and Cahn each dated March 22, 1991 (with any amount in excess thereof canceled and contributed to the capital of MLM immediately prior to the Closing), to the extent provided in Section 4.4(j); and (c) Taxes other than Income Taxes incurred in the ordinary course of the MLM Sports Trading Card Business of a type for which provision has been made on the balance sheets of MLM referred to in Section 6.6.

     1.2 Conversion of Securities. Section 3 of the BCA is hereby amended to provide that the shares of MLM Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and not converted into any securities (including, but not limited to, the Shares) or other rights or property. Section 9 of the BCA Amendment is hereby deleted. The GSAC Parties and the MLM Parties have agreed that it is not necessary to reflect the foregoing in an amendment of the certificate of merger filed with the Secretary of State of the State of Delaware to effect the Merger. Instead, each of the MLM Parties hereby transfers and assigns to GSAC all of his right, title and interest in and to the Shares and, concurrently with the execution and delivery of this agreement, is delivering the certificates representing the Shares to GSAC for cancellation. Each of the MLM Parties hereby agrees and confirms that, as a result of the foregoing, none of the MLM Parties (nor any person or entity claiming through any of the MLM Parties) will have any interest of any kind, direct or indirect, in the Shares or any other securities of any of the GSAC Parties. Each of the MLM Parties hereby transfers and assigns to GSAC for cancellation any such interest that may exist. The provisions of this Section
1.2 are irrevocable and shall not be affected by the characterization of the transaction accomplished pursuant to the Amended BCA and this agreement for tax purposes.

     1.3 River Group Customers. Section 8.3 of the BCA is hereby amended to delete clause (d) thereof so that Section 8.3 reads in its entirety as follows:

          8.3 Indemnification by the MLM Stockholders. Subject to Section 8.5, the MLM Stockholders, jointly and severally, shall indemnify and hold harmless, and shall reimburse GSAC, SGI, MLM Acquisition Corp. and their respective stockholders, directors, officers and agents for Damages arising from or in connection with (a) any inaccuracy in any of the representations and warranties of the MLM Stockholders in
     Section 6.2, 6.15 and 6.16 of this Agreement, (b) any failure by MLM or any of the MLM Stockholders to perform or comply with any agreement in this Agreement (other than in Section 7 or 8.5 of this Agreement, (c) MLM or its business activities prior to the Closing Date, but excluding the MLM Assumed Liabilities, or (d) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with MLM or any of the MLM Stockholders (or any Person acting on its behalf) in connection with any of the Contemplated Transactions.

     2.  Tax Matters.

     As a result of the reformation of the BCA pursuant to this agreement, the Parties recognize that the transaction provided for in the BCA, as amended, does not qualify as a reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code). The Parties agree to treat such transaction as a sale of assets by MLM to MLM Acquisition in exchange for a purchase price equal to the amount of MLM's liabilities, including the Liability, followed by the liquidation of MLM. The parties further agree that such purchase price will be allocated among the MLM assets as follows: that portion of the purchase price equal to the tax basis of any assets reflected on the balance sheet of MLM shall be allocated to such assets in an amount equal to their tax basis and the balance of the purchase price shall be allocated to good will. The Parties agree to file their income tax returns, including amended returns, in a manner consistent with this Section 2.

     3.  Representations and Warranties of the GSAC Parties.

     Each of the GSAC Parties hereby represents and warrants to the MLM Parties with respect to itself as follows:

     3.1 Organization; Authority; Binding Effect. Each of the GSAC Parties is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to execute and deliver this agreement and to perform its obligations hereunder. The execution, delivery and performance of this agreement have been duly authorized by all necessary corporate action of each of the GSAC Parties and this agreement constitutes a valid and binding obligation of each of the GSAC Parties, enforceable against each of them in accordance with its terms.

     3.2 No Conflict. Neither the execution, delivery and performance of this agreement nor the consummation of any or all of the transactions contemplated hereby will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of any of the GSAC Parties or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of the GSAC Parties under, any agreement or commitment to which any of the GSAC Parties is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of the GSAC Parties is subject, or
(c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to any of the GSAC Parties.

     3.3 No Other Representations and Warranties. The GSAC Parties have received no representations and warranties from or on behalf of any of the MLM Parties other than as expressly set forth in this agreement in connection with the execution and delivery of this agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing, none of the GSAC Parties have relied upon any advise or assurance from any of the MLM Parties as to the tax consequences of this agreement or the transactions contemplated hereby. Nothing in this Section 3.3 shall impair the effect of the representations and warranties of the MLM Parties in this agreement or form the basis for a defense to any claim arising under this agreement.

     4.  Representations and Warranties of the MLM Parties.

     Each of the MLM Parties hereby represents and warrants to the GSAC Parties with respect to himself as follows:

     4.1 Capacity; Binding Effect. Each of the MLM Parties is an individual, with full power and capacity to execute and deliver this agreement and to perform his obligations hereunder. This agreement has been duly executed and delivered by each of the MLM Parties and this agreement constitutes a valid and binding obligation of each of the MLM Parties, enforceable against each of them in accordance with its terms.

     4.2 No Conflict. Neither the execution, delivery and performance of this agreement nor the consummation of any or all of the transactions contemplated hereby will (a) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of the MLM Parties under, any agreement or commitment to which any of the MLM Parties is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of the MLM Parties is subject, or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to any of the MLM Parties. Shedrick has obtained all requisite consents to the execution and delivery of this agreement and the consummation of the transactions contemplated hereby from the lenders to which he has granted Encumbrances in any of the Shares and releases of all such Encumbrances; concurrently with the execution and delivery of this agreement, Shedrick is delivering copies of such consents and releases to the GSAC Parties.

     4.3 No Transfer. With the exception of the transfer of some of the Shares to Lambrecht and the Encumbrances created by Shedrick described in the last sentence of Section 4.2, (a) none of the MLM Parties has transferred or created any Encumbrance in any of the Shares or any interest therein or suffered any such transfer or Encumbrance to occur or be created and (b) each of the MLM Parties owns, of record and beneficially, the Shares issued to him pursuant to the BCA and the BCA Amendment.

     4.4 No Other Representations and Warranties. The MLM Parties have received no representations and warranties from or on behalf of any of the GSAC Parties other than as expressly set forth in this agreement in connection with the execution and delivery of this agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing, none of the MLM Parties have relied upon any advise or assurance from any of the GSAC Parties as to the tax consequences of this agreement or the transactions contemplated hereby. Nothing in this Section 4.4 shall impair the effect of the representations and warranties of the GSAC Parties in this agreement or form the basis for a defense to any claim arising under this agreement.

     5.  Tax Indemnification.

     5.1 General. GSAC shall pay, indemnify and hold harmless the MLM Stockholders from and against any liabilities for Income Taxes resulting from
(1) the transaction accomplished pursuant to the Amended BCA and this agreement, regardless of whether these liabilities are imposed with or without giving effect to this agreement, and (2) the receipt by the MLM Stockholders of any payment pursuant to this Section 5. The foregoing indemnity shall not extend to (i) the Consulting Agreements or any amounts paid or payable thereunder, (ii) any amounts paid or payable in respect of indebtedness owed to any of the MLM Stockholders, or (iii) except as provided in clause (2) of the preceding sentence, any payment to any of the MLM Stockholders. In addition, any payments made pursuant to this Section 5.1 shall be reduced, or refunded if previously made, to the extent that any of the MLM shareholders realize a reduction in Income Taxes that they would not otherwise have realized but for the characterization or treatment (other than as provided in Section 2) of the transactions for which indemnification is paid or payable. The foregoing indemnity is based upon, and GSAC's obligations under such indemnity are conditioned upon the accuracy of, the following representation and warranty (which the MLM Stockholders hereby make to GSAC) (it being understood, however, that the foregoing indemnity shall be inapplicable to the extent of any liability for Income Taxes finally determined to be caused by noncompliance by the MLM Stockholders with Section 2):

          (a) For all taxable years since 1990 and through the time of the merger, MLM has been a S Corporation for federal income tax purposes and has been a S corporation for the states listed on Schedule 5.1(b) attached hereto.

     5.2 Procedure.  GSAC shall have no liability under or with respect to
Section 5.1 except to the extent one or more MLM Stockholders give GSAC notice of a claim under Section 5.1 (such notice to set forth the basis of the claim in reasonable detail) on or before the date that is 120 days after the expiration of the statute of limitations with respect to the Income Taxes for which indemnification is claimed. Each MLM Stockholder shall inform GSAC of any notice received by MLM or such MLM Stockholder of any examination, audit or other proceeding relating to MLM or such MLM Stockholder for any year for which indemnification may be claimed by such MLM Stockholder. GSAC shall be entitled to control and conduct those aspects of such audits, examinations or proceedings ("Tax Contest") relating to MLM and the MLM Stockholders that are related to the liability for any Taxes for which the GSAC would be required to indemnify the MLM Stockholders pursuant to Section 5.1. Costs of any Tax Contest are to be borne by the party controlling such Tax Contest. With respect to a Tax Contest which GSAC is entitled to control, GSAC shall have the right to determine, in its sole discretion, how such Tax Contest shall be conducted, including, without limitation, the right to determine such issues as (i) the forum, administrative or judicial, in which to contest any proposed adjustment,
(ii) the attorney and/or accountant to represent MLM and the MLM Stockholder in the Tax Contest, (iii) whether or not to appeal any decision of any administrative or judicial body, and (iv) whether to settle any such Tax Contest. The MLM Stockholders shall deliver to GSAC any power of attorney required to allow GSAC and its counsel to represent MLM or the MLM Stockholders in connection with the Tax Contest and shall use their best efforts to provide GSAC with such assistance as may be reasonably requested by GSAC in connection with the Tax Contest. GSAC shall reimburse the MLM Stockholders for all reasonable expenses incurred at GSAC's request in providing such assistance.

     5.3 Definition. "Income Taxes" means federal, state or local income taxes or other taxes imposed on or with respect to net income, including interest and penalties, but only to the extent such interest or penalties result from the item or issue with respect to which indemnification is being provided.

     6. Survival; Indemnification.

     6.1 Survival. All representations, warranties and agreements contained in this agreement shall survive the execution, delivery and performance of this agreement notwithstanding any investigation conducted, or knowledge acquired, with respect thereto.

     6.2 Indemnification by the GSAC Parties. Each of the GSAC Partes shall indemnify and hold harmless the MLM Parties and shall reimburse the MLM Parties for, any Damages arising from or in connection with (a) any inaccuracy in any of the representations or warranties of that GSAC Party in this agreement or
(b) any failure by that GSAC Party to perform or comply with any agreement in this agreement.

     6.3 Indemnification by the MLM Parties. Each of the MLM Partes shall indemnify and hold harmless the GSAC Parties and shall reimburse the GSAC Parties for, any Damages arising from or in connection with (a) any inaccuracy in any of the representations or warranties of that MLM Party in this agreement or (b) any failure by that MLM Party to perform or comply with any agreement in this agreement.

     6.4 Procedure.  Section 8.4 of the BCA shall apply to claims under Section
6.2 and 6.3.

     7. Notices. All notices, consents and other communications under this agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

     If to any of the GSAC Parties:

          924 Avenue J East
          Grand Prairie, Texas  75050
          Telecopier No.:  (214) 647-8311
          Attention:  Jerry M. Meyer

          with copies to:

          Acadia Partners, L.P.
          65 East 55th Street
          32nd Floor
          New York, New York  10022
          Telecopier No.:  (212) 754-5685
          Attention:  David G. Offensend

          and

          Kaye, Scholer, Fierman, Hays & Handler
          425 Park Avenue
          New York, New York  10022
          Telecopier No.:  (212) 836-7149
          Attention:  Joel I. Greenberg, Stuart L. Rosow and Nancy E. Fuchs

     If to an MLM Party:

          Daniel C. Shedrick
          649 Merwins Lane
          Fairfield, CT 06430

          Harris A. Cahn
          701 Gibson Avenue
          P.O. Box 4040
          Aspen, Colorado 81612
               and
          621 Smith Manor Blvd.
          West Orange, New Jersey 07052

          Barry A. Halper
          2 Nottingham Road
          Livingston, NJ 07039

          Franco Harris
          200 Chaucer Ct.
          Sewickly, PA 15143

          Bruno Tomasi
          7 Round Pond Road
          Westport, CT 06880

          Larry Lambrecht
          128 Sasco Hill Road
          Fairfield, Connecticut 06430

          with a copy to:

          Proskauer Rose Goetz & Mendelsohn
          1585 Broadway
          New York, New York 10036
          Telecopier No.:  (212) 969-2900
          Attention:  Edward W. Kerson and
                     S.L. Warhaftig


     8.  Jurisdiction; Service of Process.

     8.1 Jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this agreement shall be brought against any of the parties in the courts of the State of New York or the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

     8.2 Service of Process.  Process in any action or proceeding referred to in
Section 8.1 may be served on any party anywhere in the world, whether within or without the State of New York.

     9.  Miscellaneous.

     9.1 Expenses. GSAC will reimburse the MLM Parties $20,000 for legal expenses incurred in connection with the transactions contemplated hereby. Otherwise, each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this agreement and the performance of its obligations hereunder.

     9.2 Specific Performance. The parties acknowledge that the subject matter of this agreement is unique and that no adequate remedy of law would be available for breach of this agreement. Accordingly, each party agrees that the other parties will be entitled to an appropriate decree of specific performance or other equitable remedies to enforce this agreement (without any bond or other security being required) and each party waives the defense in any action or proceeding brought to enforce this agreement that there exists an adequate remedy at law.

     9.3 Captions. The captions in this agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

     9.4 No Waiver. The failure of a party to insist upon strict adherence to any term of this agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this agreement. Any waiver must be in writing.

     9.5 Exclusive Agreement; Amendment. This agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument signed by the parties.

     9.6 Counterparts. This agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     9.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:_____________________________

                              PINNACLE BRANDS, INC.


                              By:_____________________________

                              MLM ACQUISITION CORP.


                              By:____________________________

                              DANIEL C. SHEDRICK


                              ________________________________

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI


                              ________________________________

                              FRANCO HARRIS


                              ________________________________

                              LARRY LAMBRECHT


                              ________________________________

     9.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By: /s/ John Worth
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By: /s/ John Worth
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By: /s/ John Worth
                                 -----------------------------
                              DANIEL C. SHEDRICK


                              ________________________________

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI

     9.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By:
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By: /s/ Daniel C. Shedrick
                                 -----------------------------
                              DANIEL C. SHEDRICK


                              ________________________________

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI

     9.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By:
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By:
                                 -----------------------------
                              DANIEL C. SHEDRICK

                               /s/ Harris A. Cahn
                              --------------------------------

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI

     9.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By:
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By:
                                 -----------------------------
                              DANIEL C. SHEDRICK


                              ________________________________

                              HARRIS A. CAHN

                                /s/ Barry A. Halper
                              --------------------------------

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI

     9.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By:
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By:
                                 -----------------------------
                              DANIEL C. SHEDRICK


                               /s/ Harris A. Cahn
                              --------------------------------

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                               /s/ Bruno Tomasi
                              --------------------------------

                              BRUNO TOMASI

                              FRANCO HARRIS


                               /s/ Franco Harris
                              --------------------------------


                              LARRY LAMBRECHT


                              --------------------------------



                              ________________________________

                              FRANCO HARRIS


                              --------------------------------




                              LARRY LAMBRECHT


                               /s/ Larry Lambrecht
                              --------------------------------